September 2011 1 Company Overview Company Overview Exhibit 99.1

Forward-looking statements & non-GAAP financial
information
Forward-looking statements & non-GAAP financial
information
2
Forward-Looking Language
This Quarterly Report contains certain management expectations, which may constitute forward-looking information within the meaning of
Section 27A of the Securities Act of 1933, Section 21E of the Securities and Exchange Act of 1934, and the Private Securities Reform Act of
1995. Forward-looking information speaks only as to the date of this Quarterly Report and may be identified by use of words such as “may,”
“will,” “believes,” “anticipates,” “plans,” “expects,” “estimates,” “projects,” “targets,” “forecasts,” “continues,” “seeks,” or the negative of those terms or similar expressions. Many important factors could cause actual results to be materially different from those in forward-looking information, including, without limitation, competitive factors, disruption of supplies, changes in market conditions, pending or future claims or litigation, or technology advances. No assurances can be provided as to the outcome of cost reductions, expected benefits and outcomes from our recent ERP implementation, business strategies, future financial results, unanticipated downturns to our relationships with customers and macroeconomic demand for IT products and services, unanticipated difficulties integrating acquisitions, new laws and government regulations, interest rate changes, consequences related to the concentrated ownership of our outstanding shares by MAK
Capital, unanticipated deterioration in economic and financial conditions in the United States and around the world or the consequences associated with the sale of the Company’s TSG business, and uncertainties regarding restructuring actions and the relocation of the
Company’s corporate headquarters. The Company does not undertake to update or revise any forward-looking information, even if events make it clear that any projected results, actions, or impact, express or implied, will not be realized.
Other potential risks and uncertainties that may cause actual results to be materially different from those in forward-looking information are described in “Risk Factors,” which is included in Part I, Item 1A of the Company’s Annual Report for the fiscal year ended March 31, 2011.
Use of Non-GAAP Financial Information
To supplement the unaudited condensed consolidated financial statements presented in accordance with U.S. GAAP in this presentation, certain non-GAAP financial measures as defined by the SEC rules are used.
Management believes that such information can enhance investors' understanding of the Company's ongoing operations. The non-GAAP measures included in this presentation have been reconciled to the comparable GAAP measures within an accompanying table, shown on the last page of this presentation.

Agilysys: overview
Agilysys: overview
Agilysys: overview
Quick Facts
Summary
•
Leading developer and marketer of proprietary enterprise software, services and solutions to the hospitality and retail industries
•
Two reportable businesses: Hospitality Solutions Group (“HSG”) develops and markets proprietary software for hospitality markets and Retail Solutions Group
(“RSG”) is a system integrator of store front technology for retailers
Formed: 1963
Ticker symbol: AGYS (NASDAQ)
Market capitalization: ~$200 million
Capital structure as of 6/30/11: Debt-free
Fiscal 2011 sales

: $201 million
Markets served as % of revenue: 94% North America
6% Asia and Europe
Employees: 800
Corporate HQ:
Solon, Ohio (relocating to Alpharetta, GA)
(1) March 31
st
fiscal year: excludes TSG which was divested 7/31/11

Vision and Mission
Vision and Mission
• Extend customer brand through effective business system
design, implementation and support
• End-to-end guest centric business system
• Win guest recruitment against competition
• Maximize guest experience and revenue opportunity
• Extend on-premise experience to pre/post stay

We Are An Exciting Company
We Are An Exciting Company
• Big enough to be a relevant, credible competitor
• Small enough to make quick decisions, execute and disrupt the market to our advantage and in the customers’ favor
• Intriguing partner for our customers
• Board and management team commitment to business and product strategy
• Operating plan, business strategy and use of capital
• Personnel have deep understanding of technology in hospitality and retail verticals
• Keen understanding of how our markets use technology in their businesses
• Our personnel are tops in their field, we are investing behind this expertise

Focused Strategy
Focused Strategy
• Closed divestiture of Technology Solutions Group (TSG) business to OnX
Enterprise Solutions on August 1st
• Net proceeds expected to be $55.7M
• Net proceeds remain subject to downward working capital adjustment
• Strategic emphasis focuses on improving business performance, making select investments and returning capital to shareholders
• Streamlining operations and reducing corporate expenses, including facilities’
footprint
• Relocating corporate headquarters to Alpharetta, Georgia
• Reduce corporate costs and reposition support closer to key revenue-producing locations
• Executing plan to reduce annual “run-rate” SG&A by $14M to $16M, expected to be realized beginning in FY13
• Estimated restructuring costs are $16M to $18M — expect to be primarily recognized in FY12
• Announced repurchase up to 1.6 million (approximately 7%) of outstanding shares

Shareholder value to be driven by improved operating performance while focusing on the market opportunities in the hospitality and retail industries

Enterprise Applications
Complement ary Offerings
Hardware
Software Maintenance
Implementation
Hosting (Saas)
Training
Help Desk
Agilysys Hospitality Services

Agilysys

7

Agilysys Hospitality Solutions
Agilysys Hospitality Solutions
• Hospitality customers can rely
on HSG to deliver:
• Enterprise applications
• Hardware enabling our complete
array of enterprise applications
• Recurring services such as
software maintenance and
hosting or SaaS offerings
• Implementation and training
services as well as help desk
support

GUEST360	Eatec	InfoGenesis
VisualOne	SWS	
LMS		

DataMagine		

Agilysys...

Document Management Central Reservation Mobility
•
G360 capabilities
•
Acquisition
•
POS (IG Roam)
•
PMS (iPad enabled)
•
RSG (mPOS)
Titles We Own
Titles We Own
Property Management Inventory & Procurement Point of Sale

Product challenges
Product challenges
• Current state
• Complete business system composed of discrete products from single or multiple vendors, integration is interface dependent
• Customer data housed in disparate data sources, integrated via reporting, limited actionable outcomes
• Future state — opportunity for convergence of point products to an enterprise solution including:
• Application featuring CRS/PMS/POS/IP/Sales & Catering/Spa/Golf
• Platform with common elements used by all applications
• Mobility becomes part of the platform, with capability to extend guest reach beyond the property

HSG Markets Served HSG Markets Served Gaming Hotels & Resorts Restaurants Cruise Lines Food Service Stadiums & Arenas 10

HSG Revenue Profile
HSG Revenue Profile

13%
4%
15%
2%
46%
1%
19%
HSG Revenue Mix
Software - Proprietary
Software - Remarketed
Services - Proprietary
Services - Remarketed
Support - Proprietary
Support - Remarketed
Hardware

Agilysys Retail Solutions
Agilysys Retail Solutions
• Agilysys Retail Solutions provides:
• Integration of end-to-end in-store technology solutions
• Unparalleled expertise in POS and Mobility solutions
• Personnel with an average of 18 years experience in the retail market
• Agilysys Retail Solutions is:
• Solution partner for IBM Retail Store Solutions receiving the IBM RSS
Excellence Award for 16 consecutive years (since the award’s inception)
• Large Motorola Enterprise Mobility Solutions Partner and also one of
Motorola’s largest Enterprise Mobility Wireless (WLAN) Partners
• Verifone Premier Partner

Agilysys Retail Services
Consulting
Software Development
Project Management
Integration
Implementation
Equipment Disposal
Maintenance
24x7 Help Desk

Agilysys

Agilysys Retail Solutions
Agilysys Retail Solutions
• Lifecycle management of
store-centric business
systems
• Higher ROI and lower TCO
• Servicing the needs of
smart consumers
• Point-of-Sale
• Customer Self-Service
• Mobile Point-of-Service
• Mobile Store Managers
• Mobile Store Associates

RSG Markets Served RSG Markets Served Grocery Chain Drug Stores General and Specialty Retail Quick Serve Restaurants Convenience Stores 14

RSG Revenue Profile
RSG Revenue Profile

44%
23%
19%
9%
2%
2%
1%
Proprietary Services Revenue Mix
Dedicated Support
System Integration Managed Services Contracted R&D
Depot Support Help desk Consulting
36%
64%
RSG Revenue Mix
Proprietary services Re
-
market HW/SW/Services
The percentages represented on this chart are approximate values based on TTM revenue.

Strategic Opportunity
Strategic Opportunity
• Hoteliers and retailers demand lower operating costs, while enhancing guest experience, driven by their investments in business systems
• Deliver deeper value through “personalization” of guest experience
• No clear end-to-end hospitality solution exists
• Hotels and resorts desire to be hub of guest travel experience
• Retailers seeking mobility solutions to drive richer guest experience
• Key strategic initiatives
• Product integration
• Capability development
• Investment prioritization
• Partner expansion

Appendix Appendix 17

FY 2011 & 2010 Segment Financial Information
FY 2011 & 2010 Segment Financial Information

Corporate/ Corporate/
(In thousands) HSG RSG TSG Other Consolidated HSG RSG TSG Other Consolidated
Total revenue $24,814 $22,015 $ 97,145 $         -   $   143,974 $92,839 $109,147 $474,052 $         -   $   676,038
Elimination of intersegment revenue         (26)       (171)            -              -              (197)         (92)         (476)            -              -              (568)
Revenue from external customers $24,788 $21,844 $ 97,145 $         -   $   143,777 $92,747 $108,671 $474,052 $         -   $   675,470
Gross margin $15,821 $  3,958 $ 16,546 $         -   $     36,325 $54,669 $  20,970 $  82,052 $         -   $   157,691
Gross margin percentage 63.8% 18.1% 17.0% 25.3% 58.9% 19.3% 17.3% 23.3%
Operating income (loss) $  1,622 $   (520) $(41,288) $  (6,763) $    (46,949) $  6,030 $    3,369 $(31,736) $(32,099) $    (54,436)
Other income, net           -             -              -             (43)              (43)           -              -              -        (2,320)         (2,320)
Interest expense, net           -             -              -            352             352           -              -              -         1,171           1,171
Income (loss) from continuing operations before income taxes $  1,622 $   (520) $(41,288) $  (7,072) $    (47,258) $  6,030 $    3,369 $(31,736) $(30,950) $    (53,287)
Other information:
Capital expenditures $  1,249 $        1 $        45 $        26 $       1,321 $  3,760 $      623 $      914 $    1,694 $       6,991
Other charges:
Depreciation and amortization - non-cash (1) $  1,091 $     203 $      329 $    1,771 $       3,394 $  4,297 $      449 $    2,881 $    5,987 $     13,614
Asset impairment charges - non-cash        900           -       36,762            -           37,662        959            -        36,762            -           37,721
Restructuring charges           -             -            790            (1)             789           -              -            790          405           1,195
Total $  1,991 $     203 $ 37,881 $    1,770 $     41,845 $  5,256 $      449 $  40,433 $    6,392 $     52,530
Corporate/ Corporate/
HSG RSG TSG Other Consolidated HSG RSG TSG Other Consolidated
Total revenue $21,313 $25,373 $ 89,295 $         -   $   135,981 $83,361 $110,506 $440,887 $         -   $   634,754
Elimination of intersegment revenue         (33)         (91)            (9)            -              (133)       (206)         (155)           (73)            -              (434)
Revenue from external customers $21,280 $25,282 $ 89,286 $         -   $   135,848 $83,155 $110,351 $440,814 $         -   $   634,320
Gross margin $13,374 $  5,840 $ 16,613 $         -   $     35,827 $51,463 $  23,326 $  87,501 $     (763) $   161,527
Gross margin percentage 62.8% 23.1% 18.6% 26.4% 61.9% 21.1% 19.8% 25.5%
Operating income (loss) $  2,220 $     737 $  (1,531) $  (7,639) $     (6,213) $  7,666 $    5,759 $    9,407 $(29,669) $     (6,837)
Other income, net           -             -              -           (213)            (213)           -              -              -        (6,176)         (6,176)
Interest expense, net           -             -              -            278             278           -              -              -            939             939
Income (loss) from continuing operations before income taxes $  2,220 $     737 $  (1,531) $  (7,704) $     (6,278) $  7,666 $    5,759 $    9,407 $(24,432) $     (1,600)
Other information:
Capital expenditures $  1,041 $         - $        41 $    2,552 $       3,634 $  4,694 $        31 $      103 $    8,478 $     13,306
Non-cash charges:
Depreciation and amortization (1) $  1,029 $      55 $      839 $    1,266 $       3,189 $  4,337 $      198 $    6,418 $    4,876 $     15,829
Asset impairment charges           -             -              55            -                 55          90            -              55          148             293
Restructuring charges           -             -              -              78               78           -              -              -            823             823
Total $  1,029 $      55 $      894 $    1,344 $       3,322 $  4,427 $      198 $    6,473 $    5,847 $     16,945
(1) Does not include the amortization of deferred financing fees totaling $131 and $139 for the three months ended March 31, 2011 and 2010, respectively, and $524 and $485 for the year ended March 31, 2011 and 2010, respectively.
Year Ended March 31, 2011 (Unaudited)
Reportable Segments
Year Ended March 31, 2010
Reportable Segments Reportable Segments
Reportable Segments
Three Months Ended March 31, 2011 (Unaudited)
Three Months Ended March 31, 2010 (Unaudited)